UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane Suite 215
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 20, 2023, Arcadia Biosciences, Inc. (the “Company”) issued a press release (“Press Release”) announcing the Company’s cash and cash equivalents position as of June 30, 2023 and the Company’s expected range of revenue for the second quarter of 2023.

The Press Release also announced the Company’s strategic review to explore a range of strategic and financing alternatives focused on maximizing long-term stockholder value.

A copy of the Press Release is filed with this Report as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01 Other Events.

The disclosures in Item 2.02 of this Form 8-K are incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K, and the press release filed as an exhibit to this Report, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s reduction in expenses from the streamlining of its operations and exiting ProVault and SoulSpring, the Company’s review and evaluation of potential strategic alternatives and their impact on stockholder value, the process by which the Company engages in evaluation of strategic transactions, the Company’s ability to identify potential buyers or partners for the Company’s commercial products, the Company’s ability to identify potential sellers or merger or acquisition partners, and the terms, timing, structure, benefits and costs of any strategic transaction. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ materially from management’s current expectations include those risks and uncertainties relating to: the Company’s ability to reduce costs from streamlining its operations and exiting ProVault and SoulSpring; the results of its strategic review process; the Company’s cash flow, cash burn, expenses, obligations and liabilities; the interest of third parties in entering into a merger, reverse merger, asset sale, partnership arrangement or other strategic transaction with the Company or in purchasing one or more of its commercial products; any impact of this evaluation process on the sale of the Company’s commercial products; and other important factors and risks discussed in the Company’s filings with the Securities and Exchange Commission, including those risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 20, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	July 20, 2023	By:	/s/ THOMAS J. SCHAEFER
Thomas J. Schaefer, Chief Financial Officer